Sale of Pegzilarginase to Immedica	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Sale of Pegzilarginase to Immedica

13. Sale of Pegzilarginase to Immedica
On July 27, 2023, the Company announced that it had entered into an agreement to sell the global rights to pegzilarginase to Immedica for $15.0 million in upfront cash proceeds and up to $100.0 million in contingent milestone payments. The sale of pegzilarginase to Immedica superseded and terminated the previous license agreement between the Company and Immedica. On July 27, 2023, the carrying value of the asset was zero as it was internally developed. Accordingly the Company recognized a $16.4 million gain within Gain on sale of in-process
research and development, which is comprised of $15.0 million in upfront cash proceeds and the reimbursement of $1.8 million in pre-paid
manufacturing costs that was contingent upon a favorable opinion being received by the Committee for Medicinal Products for Human Use, net of transaction costs and the derecognition of pegzilarginase related nonfinancial assets and liabilities totaling $0.4 million.
The milestone payments are contingent on formal reimbursement decisions by national authorities in key European markets and pegzilarginase approval by the FDA, among other events. Accordingly, the Company will recognize any future milestone payments once the contingency is resolved and payment is contractually required. The upfront payment and contingent milestone payments if paid, net of expenses and adjustments, will be distributed to CVR holders pursuant to the CVR Agreement resulting from the Asset Acquisition.